As filed with the Securities and Exchange Commission on March 3, 1998.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-4173

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          JOHN HANCOCK INVESTORS TRUST
                (Name of Registrant as Specified in Its Charter)

                          JOHN HANCOCK INVESTORS TURST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

[ ]  Fee paid previously with preliminary materials.

[X]  No fee required.

LOGO
Company Letterhead
--------------------------------------------------------------------------------
                                                          101 Huntington Ave
                                                          Boston, MA  02199-7603






                                                                   March 3, 1998

                          John Hancock Investors Trust
                      John Hancock Income Securities Trust


Dear Fellow Shareholder:


Your Funds' next annual meeting of shareholders will be held on April 16, 1998.

Both of the proposals set forth in the enclosed proxy statement are routine items. A routine item is one that occurs annually and makes no fundamental changes to the Funds' policies, investment objectives, or investment management contract.

Proposal number one asks you to elect fifteen Trustees to serve until their respective successors are elected and qualified. Background information relative to each nominee is included in the proxy statement. We invite you to acquaint yourself with these individuals.

Proposal number two asks you to ratify the Trustees' selection of Ernst & Young LLP as the Funds' auditors for the current fiscal year ending December 31, 1998.

Your Vote is Required
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. A prompt response will avoid the cost of additional mailings at your Funds' expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time.

Thank you in advance for your prompt action on this very important matter.


Sincerely,
Edward J. Boudreau, Jr.
Chairman and CEO

                         JOHN HANCOCK INVESTORS TRUST
                     JOHN HANCOCK INCOME SECURITIES TRUST

                  NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                          TO BE HELD APRIL 16, 1998

To the Shareholders of:
    John Hancock Investors Trust
    John Hancock Income Securities Trust

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of each of John Hancock Investors Trust and John Hancock Income Securities Trust (each, a "Fund" and, collectively, the "Funds") will be held at the offices of the Funds located on the 2nd Floor at 101 Huntington Avenue (across from the Colonnade Hotel), Boston, Massachusetts at 9:00 A.M., Eastern time, on Thursday, April 16, 1998 to consider and act upon the following proposals (for each Fund):

    (1) To elect fifteen Trustees to hold office until their respective successors have been duly elected and qualified.

    (2) To ratify the action taken by the Trustees in selecting Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1998.

    (3) To transact such other business as may properly come before the Annual Meeting or any adjournment of such meeting.

       YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

    Shareholders of record of each Fund as of the close of business on February 17, 1998 are entitled to notice of and to vote at the Annual Meeting and at any adjournment of such meeting. The proxy statement and form of proxy are being mailed to shareholders on or about March 3, 1998.

                                        By order of the Board of Trustees,

                                        Susan S. Newton
                                        Vice President and Secretary

Boston, Massachusetts
March 3, 1998

WHETHER OR NOT YOU CAN ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



P56PX 3/98
JHKPS 98

                         JOHN HANCOCK INVESTORS TRUST
                     JOHN HANCOCK INCOME SECURITIES TRUST
              101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199

                               PROXY STATEMENT

                       ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON APRIL 15, 1998

    This Proxy Statement is furnished to shareholders of John Hancock Investors Trust and John Hancock Income Securities Trust (collectively, the "Funds") in connection with the solicitation of proxies by the Boards of Trustees of the Funds for use at the Annual Meetings of shareholders to be held at the offices of the Funds located on the 2nd Floor at 101 Huntington Avenue, Boston, Massachusetts on Thursday, April 16, 1998 at
9:00 A.M., Eastern time. The Notice of Annual Meetings of Shareholders, this Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 3, 1998. EACH FUND'S ANNUAL REPORT FOR ITS 1997 FISCAL YEAR MAY BE OBTAINED FREE OF CHARGE BY WRITING TO JOHN HANCOCK FUNDS, INC., P.O. BOX 9116, BOSTON, MASSACHUSETTS 02205-9116 OR BY CALLING 1-800-892-9552.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meetings, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholder. Executed proxies that are unmarked will be voted FOR the election of the nominees as Trustees and FOR the ratification of the selection of independent auditors. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Funds or by delivering a duly executed proxy bearing a later date prior to the time of the Annual Meetings. Any shareholder who has executed a proxy but is present at the Annual Meetings and who wishes to vote in person may revoke his or her proxy by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted. Presence at the Annual Meetings alone will not serve to revoke a previously executed and returned proxy.

    Shareholders of record as of the close of business on February 17, 1998 (the "Record Date") are entitled to one vote per share on all business of the Annual Meetings or any adjournment thereof relating to their Fund. As of the Record Date, the following number of shares of beneficial interest of each Fund were outstanding:

John Hancock Investors Trust .....................................   7,716,982
John Hancock Income Securities Trust .............................  10,535,727

    Neither Fund is aware that any person was the beneficial owner of more than 5% of its outstanding shares on the Record Date.

    Although the Annual Meetings of the Funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each Fund will vote separately as to proposals affecting their Fund.

                                  PROPOSAL I
                             ELECTION OF TRUSTEES

    Each of the nominees for election as a Trustee currently serves as a Trustee of both Funds. Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the nominees or may withhold from the proxies authority to vote his or her shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Funds' Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute nominee.

INFORMATION CONCERNING NOMINEES
    The following table sets forth each nominee's position with the Funds. The table also shows his or her principal occupation or employment during the past five years and the number of shares of beneficial interest of each Fund beneficially owned by him or her, directly or indirectly, on the Record Date.

                                                                                     FIRST BECAME
                                                                                       A TRUSTEE
       NAME AND POSITION                                                            (DIRECTOR PRIOR      NUMBER OF
        WITH THE FUNDS                   PRINCIPAL OCCUPATION OR EMPLOYMENT           TO 1-1-85)       SHARES (1)(2)
       -----------------                 ----------------------------------         ---------------    -------------
Edward J. Boudreau, Jr.*         Chairman and Chief Executive Officer, the Adviser       1988                100(A)
(age 53)                         and The Berkeley Financial Group ("The Berkeley                             100(B)
Chairman, Nominee                Group"); Chairman, NM Capital Management Inc. ("NM
                                 Capital"), Sovereign Asset Management Corporation
                                 ("SAMCorp") and John Hancock Advisers
                                 International Limited ("Advisers International");
                                 Director, Advisers International (Ireland);
                                 Chairman, Chief Executive Officer and President,
                                 John Hancock Funds, Inc. ("John Hancock Funds")
                                 and First Signature Bank and Trust Company;
                                 Director, John Hancock Freedom Securities
                                 Corporation, John Hancock Insurance Agency, Inc.
                                 ("Insurance Agency, Inc."), John Hancock Capital
                                 Corporation and New England/Canada Business
                                 Council; Member, Investment Company Institute
                                 Board of Governors; Director, Asia Strategic
                                 Growth Fund, Inc.; Chairman, John Hancock
                                 Distributors, Inc. ("Distributors, Inc.") (until
                                 April 1994); Director, John Hancock Signature
                                 Services ("Signature Services") (until January
                                 1997) and Trustee and Chairman of 66 funds managed
                                 by the Adviser.

Dennis S. Aronowitz              Professor of Law, Emeritus, Boston University           1988                100(A)
(age 66)                         School of Law (as of 1997); Trustee, Brookline                              100(B)
Trustee, Nominee                 Saving Bank and Trustee of 34 funds managed by the
                                 Adviser.

Richard P. Chapman, Jr.          President, Brookline Savings Bank; Director,            1975                100(A)
(age 63)                         Federal Home Loan Bank of Boston; Director, Lumber                          100(B)
Trustee, Nominee                 Insurance Companies; Trustee, Northeastern
                                 University; Director, Depositors Insurance Fund,
                                 Inc. and Trustee of 34 funds managed by the
                                 Adviser.

William J. Cosgrove              Vice President, Senior Banker and Senior Credit         1991                100(A)
(age 65)                         Officer, Citibank, N.A. (retired September, 1991);                          100(B)
Trustee, Nominee                 Executive Vice President, Citadel Group
                                 Representative Inc.; Trustee, the Hudson City
                                 Savings Bank (since 1995) and Trustee of 34 funds
                                 managed by the Adviser.

Douglas M. Costle                Director, Chairman of the Board and Distinguished       1996                -- (A)
(age 58)                         Senior Fellow, Institute for Sustainable                                    -- (B)
Trustee, Nominee                 Communities, Montpelier, Vermont (since 1991);
                                 Dean, Vermont Law School (until 1991); Director,
                                 Air and Water Technologies Corporation
                                 (environmental services and equipment), Niagara
                                 Mohawk Power Company (electric services) and MITRE
                                 Corporation (governmental consulting services) and
                                 Trustee of 34 funds managed by the Adviser.

Leland O. Erdahl                 Vice President, Chief Financial Officer and             1996                -- (A)
(age 69)                         Director of Amax Gold, Inc.; Director of Santa Fe                           -- (B)
Trustee, Nominee                 Ingredients Company of California, Inc. and Santa
                                 Fe Ingredients Company, Inc. (private food
                                 processing companies); Director of Uranium
                                 Resources Corporation; Director, Freeport-McMoRan
                                 Copper & Gold Company, Inc., Hecla Mining Company,
                                 Canyon Resources Corporation and Original Sixteen
                                 to One Mines, Inc. (from 1984-1987 and 1991-1995)
                                 (management consultant) and Trustee of 34 funds
                                 managed by the Adviser.

Richard A Farrell                President of Farrell, Healer & Co., (venture            1996              1,700(A)
(age 65)                         capital management firm) (since 1980); Prior to                          10,900(B)
Trustee, Nominee                 1980, headed the venture capital group at Bank of
                                 Boston Corporation and Trustee of 34 funds managed
                                 by the Adviser.

Gail D. Fosler                   Vice President and Chief Economist, The Conference      1994                45 (A)
(age 50)                         Board (nonprofit economic and business research)                            55 (B)
Trustee, Nominee                 and Trustee of 34 funds managed by the Adviser.

William F. Glavin                President Emeritus, Babson College (as of 1997);        1996                -- (A)
(age 67)                         Vice Chairman, Xerox Corporation (until June                                -- (B)
Trustee, Nominee                 1989)rector, Caldor Inc., Reebok, Inc. (since
                                 1994) and Inco Ltd. and Trustee of 34 funds
                                 managed by the Adviser.

Anne C. Hodsdon*                 President, Chief Operating Officer and Director,        1996                100(A)
(age 44)                         the Adviser; Director and President, NM Capital                             100(B)
Trustee, Nominee                 and SAMCorp; Director, The Berkeley Group, John
                                 Hancock Funds, Advisers International, John
                                 Hancock Advisers International (Ireland) and
                                 Insurance Agency, Inc.; Executive Vice President,
                                 the Adviser (until December 1994); Director,
                                 Signature Services (until January 1997) and
                                 Trustee and President of 67 funds managed by the
                                 Adviser.

Dr. John A. Moore                President and Chief Executive Officer, Institute        1996                -- (A)
(age 59)                         for Evaluating Health Risks (nonprofit                                      -- (B)
Trustee, Nominee                 institution) (since September 1989) and Trustee of
                                 34 funds managed by the Adviser.

Patti McGill Peterson            Executive Director, Council for International           1996                -- (A)
(age 54)                         Exchange of Scholars (since January 1998); Vice                             -- (B)
Trustee, Nominee                 President, Institute of International Education
                                 (since January 1998); Cornell Institute of Public
                                 Affairs (until December 1997), President Emeritus
                                 of Wells College and St. Lawrence University;
                                 Director, Niagara Mohawk Power Corporation and
                                 Director, Security Mutual Life and Trustee of 34
                                 funds managed by the Adviser.

John W. Pratt                    Professor of Business Administration at Harvard         1996                -- (A)
(age 66)                         University Graduate School of Business                                      -- (B)
Trustee, Nominee                 Administration (since 1961) and Trustee of 34
                                 funds managed by the Adviser.

Richard S. Scipione*             General Counsel, John Hancock Mutual Life               1985                -- (A)
(age 60)                         Insurance Company; Director, the Adviser, John                            1,584(B)
Trustee, Nominee                 Hancock Funds, Distributors, Inc., Insurance
                                 Agency, Inc., John Hancock Subsidiaries, Inc.,
                                 SAMCorp and NM Capital; Trustee, The Berkeley
                                 Group; Director, JH Networking Insurance Agency,
                                 Inc.; Director, Signature Services (until January
                                 1997) and Trustee of 67 funds managed by the
                                 Adviser.

Edward J. Spellman               Partner, KPMG Peat Marwick (retired June 1990) and      1990                444(A)
(age 65)                         Trustee of 34 funds managed by the Adviser.                                 449(B)
Trustee, Nominee
----------
(A)  John Hancock Investors Trust
(B)  John Hancock Income Securities Trust
*    "Interested person," as defined in the Investment Company Act of 1940, as amended (the
     "Investment Company Act"), of the Funds and the Adviser.
(1)  The information as to beneficial ownership is based on statements furnished to the Fund by the nominees. Each of the officers and Trustees has all voting and investment powers with respect to the shares indicated.
(2)  As of February 5, 1998, the Trustees and executive officers of John Hancock Investors Trust and
     John Hancock Income Securities Trust held, in the aggregate 2,800 and 13,603 shares, respectively, of the Funds, in each case constituting less than one percent of the Fund's outstanding shares on that date.

    Each Board of Trustees held four meetings during the fiscal year ended December 31, 1997. With respect to each Fund, no Trustee except Mr. Scipione attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Fund; and (2) the total number of meetings held by all committees of the Trustees on which they served.

    Each Fund has an Audit Committee of the Trustees. The Committee members are Ms. Fosler and Ms. Peterson and Messrs. Aronowitz, Chapman, Cosgrove, Costle, Erdahl, Farrell, Glavin, Moore, Pratt, and Spellman. None of the members of the Audit Committee are "interested persons," as defined in the Investment Company Act ("Independent Trustees"). Each Committee held four meetings during the fiscal year ended December 31, 1997.

    The functions performed by each Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Fund on matters concerning the Fund's financial statements and reports, including the appropriateness of its accounting practices and of its internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Fund from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of Fund officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and the Fund's officers and Trustees.

    Each Fund has a special Nominating Committee of the Trustees known as the Administration Committee. The Committee members are Ms. Fosler and Ms. Peterson and Messrs. Aronowitz, Chapman, Cosgrove, Costle, Erdahl, Farrell, Glavin, Moore, Pratt and Spellman. All of the members of each Fund's Administration Committee are Independent Trustees. Each Administration Committee held four meetings during the fiscal year ended December 31, 1997.

    Included among the functions of each Administration Committee is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the Investment Company Act. The Administration Committee also coordinates with Trustees who are interested persons in the selection and election of Fund officers. The Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

COMPLIANCE WITH SECTION 16(a) REPORTING REQUIREMENTS
    Section 16(a) of the Securities Exchange Act of 1934 requires each Fund's executive officers, Trustees and persons who own more than ten percent of the Fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Funds and representations that no other reports were required to be filed, each Fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements, except that Form 3 reports disclosing no transactions in the Funds were filed for the following officers of the Adviser in January, 1998:
Miren Etcheverry and Gerardo J. Espinosa.

EXECUTIVE OFFICERS
    In addition to the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon), the table below lists each Fund's executive officers.

  NAME, AGE, POSITION AND YEAR
   BECAME AN EXECUTIVE OFFICER
         WITH THE FUNDS                        PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
-----------------------------------  ------------------------------------------------------------------------
Robert G. Freedman                 Vice Chairman and Chief Investment Officer, the Adviser and each of the
(age 59)                           John Hancock funds; Director, the Adviser, Advisers International, John
Vice Chairman and Chief            Hancock Funds, SAMCorp., Insurance Agency, Inc., Southeastern Thrift &
Investment Officer                 Bank Fund, The Berkeley Group and NM Capital; Director and Senior Vice
1987                               President, The Berkeley Group; President, the Adviser (until December
                                   1994); Director, Signature Services (until January 1997).

James B. Little                    Senior Vice President and Chief Financial Officer, each of the John
(age 63)                           Hancock funds; Senior Vice President, the Adviser, The Berkeley Group
Senior Vice President              and John Hancock Funds; Senior Vice President, Signature Services (until
and Chief Financial                January 1997).
Officer
1986

Susan S. Newton                    Vice President and Secretary, each of the John Hancock funds; Vice
(age 48)                           President, the Adviser, John Hancock Funds, Signature Services, The
Vice President                     Berkeley Group and Vice President, Distributors, Inc. (until April
and Secretary                      1994).
1984

John Morin                         Vice President and Secretary of the Adviser, John Hancock Funds,
(age 47)                           Signature Services and the Berkeley Group; Secretary, NM Capital and
Vice President                     SAMCorp.; Clerk, Insurance Agency, Inc.; Counsel, John Hancock Mutual
1989                               Life Insurance Company (until February 1996); Vice President,
                                   Distributors, Inc. (until April 1994).

James J. Stokowski                 Vice President and Treasurer, each of the John Hancock funds and Vice
(age 51)                           President, the Adviser.
Vice President
and Treasurer
1986

Thomas H. Connors                  Second Vice President, Assistant Secretary and Compliance Officer, each
(Age 38)                           of the John Hancock funds; Second Vice President, the Adviser.
Second Vice President
and Compliance Officer
1996

REMUNERATION OF OFFICERS AND TRUSTEES
    The following table provides information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services for the year ended December 31, 1997. The three non-Independent Trustees, Ms. Hodsdon and Messrs. Boudreau and Scipione, and each of the officers of the Funds are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Funds.

                                                    AGGREGATE COMPENSATION           TOTAL COMPENSATION
                                                -------------------------------      FROM THE FUNDS AND
                                                                     INCOME          OTHER FUNDS IN JOHN
                                                 INVESTORS         SECURITIES       HANCOCK FUND COMPLEX
INDEPENDENT TRUSTEE                                TRUST             TRUST           (TOTAL OF 34 FUNDS)
-------------------                              ---------         ----------       --------------------
Dennis S. Aronowitz                               $ 1,040           $ 1,083               $ 72,000
Richard P. Chapman, Jr.+                            1,078             1,123                 75,000
William J. Cosgrove+                                1,040             1,083                 72,000
Douglas M. Costle                                   1,078             1,123                 75,000
Leland O. Erdahl                                    1,040             1,083                 72,000
Richard A. Farrell                                  1,078             1,123                 75,000
Gail D. Fosler                                      1,040             1,083                 72,000
William F. Glavin+                                  1,040             1,083                 72,000
John A. Moore+                                      1,040             1,083                 72,000
Patti McGill Peterson                               1,040             1,083                 72,000
John W. Pratt                                       1,040             1,083                 72,000
Edward J. Spellman                                  1,078             1,123                 75,000
                                                  -------           -------               --------
      Totals                                      $12,632           $13,156               $876,000

----------
+As of December 31, 1997, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $69,148, for Mr. Cosgrove was $167,829, for Mr. Glavin was $193,514 and for Dr. Moore was $84,315 under the John Hancock Deferred Compensation Plan for Independent Trustees ("the Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a Fund in shares of one or more funds in the John Hancock Fund Complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any Fund to retain the services of any Trustee or obligate an Fund to pay any particular level of compensation to the Trustee.

                                  PROPOSAL 2
              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Trustees of each Fund, including a majority of the Independent Trustees, have selected Ernst & Young LLP to act as independent auditors for each Fund for the fiscal year ending December 31, 1998. Ernst & Young LLP has advised the Funds that it has no direct or indirect financial interest in either Fund. This selection is subject to the approval of the shareholders of the Funds at the Annual Meetings. The enclosed proxy cards provide space for instructions directing the proxies named therein to vote for, against, or abstain from, ratifying that selection. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the Funds' financial statements.

    The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Ernst & Young LLP as independent auditors of the Funds.

                                MISCELLANEOUS

VOTING; QUORUM; ADJOURNMENT
    The affirmative vote of the holders of a plurality of the shares of each Fund present in person or represented by proxy at the Annual Meetings, assuming a majority of the outstanding shares of each Fund is present, is required to elect the nominees as Trustees. The adoption by the shareholders of a Fund of Proposal 2 requires the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at the Annual Meetings, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares of the Fund.

    Shares of each Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum of each Fund is present at the Annual Meetings. Abstentions from voting will be treated as shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote on a proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the relevant Fund's shares (excluding "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

    If at the time any session of the Annual Meetings is called to order a quorum of a Fund's shareholders is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn that Fund's Annual Meeting to a later date. In the event that a quorum of a Fund's shareholders is present but sufficient votes in favor of Proposal 2 or for the nominees set forth in Proposal 1 have not been received from that Fund's shareholders, the persons named as proxies may propose one or more adjournments of that Fund's Annual Meeting to permit further solicitation of proxies on that proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected Fund present in person or by proxy at the session of the Annual Meetings to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment, and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Annual Meetings, including the solicitation of proxies, will be paid by the Funds. Persons holding shares as nominees will be reimbursed by the relevant Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the Funds or of the Adviser may solicit proxies in person or by telephone. The Adviser, 101 Huntington Avenue, Boston, Massachusetts 02199-7603 serves as each Fund's investment adviser and administrator.

                                OTHER MATTERS

    The management of the Funds knows of no business to be brought before the Annual Meetings except as described above. If, however, any other matters were properly to come before the Annual Meetings, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholder desires additional information about the matters proposed for action, the management of the Funds will provide further information.

    Each Fund's Annual Meeting is scheduled as a joint meeting of the shareholders of both Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Boards of Trustees of the Funds have determined that the use of this joint proxy statement for the Annual Meetings is in the best interest of each Fund's shareholders. In the event that any shareholder present at the Annual Meetings objects to the holding of a joint meeting and moves for an adjournment of the Annual Meetings with respect to his or her Fund to a time immediately after the Annual Meetings so that his or her Fund's meeting may be held separately, the persons named as proxies will vote in favor of that adjournment.

    The shareholders of each Fund will vote separately on each proposal, and voting by shareholders of one Fund will have no effect on the other Fund.

                            SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at a Fund's annual meeting in 1999 must be received by the Fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than November 6, 1998 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                    JOHN HANCOCK INVESTORS TRUST
                                    JOHN HANCOCK INCOME SECURITIES TRUST

Boston, Massachusetts
March 3, 1998

                          John Hancock Investors Trust

                 Annual Meeting of Shareholders - April 16, 1998
                This Proxy is Solicited on Behalf of the Trustees

The undersigned hereby appoints EDWARD J. BOUDREAU, JR., SUSAN S. NEWTON AND JAMES B. LITTLE, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of John Hancock Investors Trust to be held at the offices of the Trust, located on the 2nd floor at 101 Huntington Avenue (across from the Colonnade Hotel), Boston , Massachusetts 02199, on April 16, 1998 at 9:00 a.m., Eastern Time, and at any adjournment thereof. All proxies previously given by the undersigned in respect of this meeting are hereby revoked.

         PLEASE VOTE, DATE AND SIGN REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this Proxy exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

-------------------------------

-------------------------------

--------------------------------

Mark box at right if an address change has been noted on the reverse side of this card. ____


1.)      ELECTION OF TRUSTEES

    Nominees: D. Aronowitz, E, Boudreau, Jr., R. Chapman, Jr., W. Cosgrove,
    D Costle, L. Erdahl, R. Farrell, G. Fosler, W. Glavin, A. Hodsdon, J. Moore,
    P. McGill Peterson, J. Pratt, R. Scipione, and E. Spellman.

                     For       Withhold          For All Except

If you do not wish to direct the voting of your shares "For" a particular nominee, mark the "For All Except" Box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).


2.) Proposal to ratify the selection of Ernst & Young LLP as auditor for the fiscal year ending December 31, 1998.

                     For       Against           Abstain

Specify desired action by check marks in the appropriate spaces. If no specification is made, this Proxy will be voted for the nominees named in the Proxy Statement and in favor of Item 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

RECORD DATE SHARES:

Please be sure to sign and date this proxy.          Date

Shareholder sign here                                Co-owner sign here